UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.425%	2/25/36	$714,624	$587,924	(a)
American Home Mortgage Assets, 2006-3 3A12	0.345%	10/25/46	1,396,025	1,017,828	(a)
American Home Mortgage Assets, 2006-6 A1A	0.345%	12/25/46	1,185,393	839,690	(a)
ARM Trust, 2005-1 5M1	1.205%	5/25/35	4,454,187	4,184,682	(a)
Banc of America Funding Corp., 2005-B 3A1	0.384%	4/20/35	1,441,585	1,379,392	(a)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.835%	9/25/34	193,037	192,914	(a)
Bear Stearns ARM Trust, 2005-12 11A1	2.973%	2/25/36	139,599	111,110	(a)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	1,084,000	1,044,596
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	1,020,000	849,263	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.385%	10/25/35	3,161,412	2,902,246	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.970%	5/15/46	850,000	870,206	(a)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	3,337,000	3,341,121
Connecticut Avenue Securities, 2013-C01 M2	5.405%	10/25/23	11,110,000	12,576,742	(a)
Countrywide Alternative Loan Trust, 2004-6CB A	0.445%	5/25/34	3,753,800	3,677,166	(a)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.415%	7/25/35	353,835	309,536	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.384%	7/20/35	966,893	848,736	(a)
Countrywide Alternative Loan Trust, 2005-27 1A3	1.609%	8/25/35	3,300,105	3,138,598	(a)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.467%	8/25/35	5,177,056	4,273,986	(a)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.677%	8/25/35	5,151,467	4,633,436	(a)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.485%	10/25/35	390,864	332,109	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.425%	1/25/36	57,186	51,528	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.455%	1/25/36	509,313	433,489	(a)
Countrywide Alternative Loan Trust, 2006-0A02 X1P, IO	2.653%	5/20/46	10,194,809	699,860	(a)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.354%	7/20/46	296,413	206,663	(a)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.346%	9/25/37	5,156,386	1,216,384	(a)
Countrywide Alternative Loan Trust, 2007-24 A3, IO	6.796%	10/25/37	5,447,457	1,529,374	(a)
Countrywide Alternative Loan Trust, 2007-J1 2A10	6.000%	3/25/37	3,777,457	2,930,351
Countrywide Home Loans, 2003-HYB1 1A1	2.722%	5/19/33	185,580	183,442	(a)
Countrywide Home Loans, 2004-16 1A3A	0.915%	9/25/34	3,034,479	2,936,013	(a)
Countrywide Home Loans, 2004-R1 1AF	0.555%	11/25/34	330,043	302,801	(a)(b)
Countrywide Home Loans, 2004-R2 1AF1	0.575%	11/25/34	164,524	145,740	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.555%	9/25/35	944,531	855,877	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.575%	7/25/36	571,630	525,025	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.515%	3/25/35	84,833	76,257	(a)(b)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	881,000	850,527
CS First Boston Mortgage Securities Corp., Whole Loan, 2002-10 2A1	7.500%	5/25/32	405,497	437,458
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	121,832	133,234
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	110,126	6,246
Federal Home Loan Mortgage Corp. (FHLMC), 3027 AS, IO	5.996%	5/15/29	176,484	23,974	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3136 PS, IO, PAC-1	6.496%	4/15/36	2,571,469	392,986	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3265 SB, IO	5.986%	1/15/37	186,337	21,971	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3397 GS Remics IO	6.846%	12/15/37	1,699,509	291,763	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3601 BI, IO	5.000%	3/15/39	$84,881	$6,538
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	6,639,716	7,364,411
Federal Home Loan Mortgage Corp. (FHLMC), 3740 DS, IO	5.866%	10/15/40	14,127,560	2,624,456	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3890 BE, PAC	5.000%	7/15/41	5,000,000	5,613,197
Federal Home Loan Mortgage Corp. (FHLMC), 3921 SB, IO	6.406%	9/15/41	12,530,835	2,801,149	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.796%	10/15/41	2,422,586	448,084	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3990 GS, IO, PAC-1	6.446%	3/15/41	17,376,064	3,338,646	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4019 GI, IO, PAC	4.500%	12/15/41	4,119,120	808,471
Federal Home Loan Mortgage Corp. (FHLMC), 4032 CI, IO	3.500%	6/15/26	5,187,594	580,355
Federal Home Loan Mortgage Corp. (FHLMC), 4048 IK, IO	3.000%	5/15/27	1,505,711	178,294
Federal Home Loan Mortgage Corp. (FHLMC), 4057 IL, IO	3.000%	6/15/27	38,454,020	4,633,806
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.896%	7/15/42	255,554	51,346	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 SB, IO	5.846%	7/15/42	7,693,417	1,494,468	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4077 TO, PO	0.000%	5/15/41	13,418,473	11,500,901
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	6,217,310	754,305
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	10,402,278	1,446,150
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.896%	8/15/42	507,763	114,425	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 LI, IO	3.500%	10/15/32	10,384,801	1,999,767
Federal Home Loan Mortgage Corp. (FHLMC), 4120 YS, IO	5.996%	10/15/42	22,942,253	5,399,645	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4123 DI, IO	3.000%	10/15/27	47,325,188	5,816,313
Federal Home Loan Mortgage Corp. (FHLMC), 4134 IM, IO, PAC	3.500%	11/15/42	11,552,014	2,201,092
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.996%	11/15/42	424,155	97,384	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.996%	11/15/42	444,793	93,583	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.996%	11/15/42	616,461	130,031	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 EI, IO	3.000%	9/15/31	21,349,200	3,011,275
Federal Home Loan Mortgage Corp. (FHLMC), 4142 IA Remics IO	3.000%	12/15/32	12,048,722	1,987,223
Federal Home Loan Mortgage Corp. (FHLMC), 4144 GI, IO, PAC-1	3.000%	12/15/32	7,328,727	1,017,957
Federal Home Loan Mortgage Corp. (FHLMC), 4147 IN, IO	3.500%	12/15/32	9,286,876	1,604,266
Federal Home Loan Mortgage Corp. (FHLMC), 4151 AI, IO	3.000%	1/15/33	23,319,080	3,826,808
Federal Home Loan Mortgage Corp. (FHLMC), 4156 AI, IO	3.000%	10/15/31	38,785,053	5,248,801

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 4156 SA, IO, PAC	6.046%	1/15/33	$12,653,358	$2,448,107	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4166 PZ, PAC-11	3.250%	2/15/43	4,210,928	3,625,614
Federal Home Loan Mortgage Corp. (FHLMC), 4170 PI, IO, PAC-1	3.000%	1/15/33	12,961,369	1,696,480
Federal Home Loan Mortgage Corp. (FHLMC), 4173 AZ	3.000%	3/15/43	4,858,958	3,978,867
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.096%	9/15/42	3,522,415	641,905	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4206 CZ	3.000%	5/15/43	5,203,794	4,263,396
Federal Home Loan Mortgage Corp. (FHLMC), 4210 Z	3.000%	5/15/43	9,408,450	7,864,307
Federal Home Loan Mortgage Corp. (FHLMC), 4226 GZ	3.000%	7/15/43	5,177,872	4,355,481
Federal Home Loan Mortgage Corp. (FHLMC), 4350 AS, IO	1.998%	12/15/37	24,217,503	2,073,474	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	2,701,131	3,033,127
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 267 S5, IO	5.846%	8/15/42	16,350,703	3,872,771	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 311 S1, IO	5.796%	8/15/43	6,969,432	1,581,525	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 326 PO, PO	0.000%	3/15/44	12,156,970	9,667,056
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 327 PO, PO	0.000%	3/15/44	8,074,797	6,259,445
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4 STRIPS, IO	1.958%	2/15/38	10,317,448	815,298	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.360%	4/25/20	5,161,544	252,036	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	16,200,000	2,018,674	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K714 X3, IO	1.855%	1/25/42	21,598,714	2,058,282	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.366%	6/25/21	31,053,311	2,126,795	(a)
Federal National Mortgage Association (FNMA), 2003-022, IO	6.000%	4/25/33	293,585	61,783
Federal National Mortgage Association (FNMA), 2009-006 KZ	5.000%	2/25/49	1,890,981	2,045,194
Federal National Mortgage Association (FNMA), 2009-059 LB	5.363%	8/25/39	1,821,083	1,894,157	(a)
Federal National Mortgage Association (FNMA), 2009-074 TX, PAC	5.000%	9/25/39	5,000,000	5,382,432
Federal National Mortgage Association (FNMA), 2010-002 AI, IO	5.500%	2/25/40	1,832,504	367,999
Federal National Mortgage Association (FNMA), 2010-059 PC,PAC	5.000%	6/25/40	19,140,000	21,334,449
Federal National Mortgage Association (FNMA), 2010-084 SK, IO	6.406%	8/25/40	6,241,440	801,061	(a)
Federal National Mortgage Association (FNMA), 2010-110 AE	9.750%	11/25/18	991,381	1,106,795
Federal National Mortgage Association (FNMA), 2010-123 SK, IO	5.896%	11/25/40	9,066,896	1,784,016	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.376%	1/25/41	$3,345,799	$594,326	(a)
Federal National Mortgage Association (FNMA), 2011-015 AB	9.750%	8/25/19	682,698	761,098
Federal National Mortgage Association (FNMA), 2011-051 SM, IO	5.696%	6/25/41	18,611,933	2,981,818	(a)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	355,306	406,621
Federal National Mortgage Association (FNMA), 2011-059 YS, IO	6.546%	11/25/40	12,734,992	1,780,804	(a)
Federal National Mortgage Association (FNMA), 2011-062 LS, IO	6.446%	1/25/32	9,046,788	1,480,199	(a)
Federal National Mortgage Association (FNMA), 2011-099 KI, IO	4.500%	12/25/25	2,393,244	298,736
Federal National Mortgage Association (FNMA), 2011-144 PT	11.919%	1/25/38	1,787,002	2,218,394	(a)
Federal National Mortgage Association (FNMA), 2012-009 WS, IO	6.346%	2/25/42	15,766,349	3,578,370	(a)
Federal National Mortgage Association (FNMA), 2012-014 SL, IO	6.396%	12/25/40	14,860,809	2,704,363	(a)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	2,650,901	2,974,975
Federal National Mortgage Association (FNMA), 2012-043 AI, IO	3.500%	4/25/27	18,137,290	2,470,916
Federal National Mortgage Association (FNMA), 2012-047 JS, IO	6.346%	5/25/42	9,224,007	2,105,094	(a)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,453,348	1,643,346
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	4,257,727	487,541
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.796%	7/25/42	29,476,168	6,190,744	(a)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.446%	7/25/42	9,969,240	1,981,267	(a)
Federal National Mortgage Association (FNMA), 2012-114 SB, IO	5.896%	10/25/42	18,397,199	3,960,382	(a)
Federal National Mortgage Association (FNMA), 2012-123 BI, IO	3.500%	11/25/32	5,242,760	877,207
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.996%	11/25/42	808,269	174,220	(a)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.996%	11/25/42	1,335,204	296,592	(a)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.996%	12/25/42	445,870	101,981	(a)
Federal National Mortgage Association (FNMA), 2012-135 AI, IO	3.000%	12/25/27	7,178,701	946,630
Federal National Mortgage Association (FNMA), 2012-148 IM, IO	3.000%	1/25/28	26,463,474	3,360,829
Federal National Mortgage Association (FNMA), 2012-149 AI, IO	3.000%	1/25/28	15,961,289	2,124,387
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	1,237,929	1,401,220
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	9,070,222	10,066,963
Federal National Mortgage Association (FNMA), 2013-009 HS, IO	6.046%	7/25/41	9,158,204	1,699,635	(a)
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.996%	2/25/43	2,738,856	569,829	(a)
Federal National Mortgage Association (FNMA), 2013-037, IO	3.000%	4/25/33	21,801,180	3,612,416

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Federal National Mortgage Association (FNMA), 2013-070 JZ	3.000%	7/25/43	$4,464,103	$3,740,661
Federal National Mortgage Association (FNMA), 2014-47 AI, IO	1.867%	8/25/44	13,902,224	1,023,216	(a)
Federal National Mortgage Association (FNMA), 2014-47 IA, IO	1.799%	8/25/44	11,681,915	818,734	(a)
Federal National Mortgage Association (FNMA), 2014-49 KS, IO	1.802%	8/25/44	10,513,752	818,057	(a)
Federal National Mortgage Association (FNMA), 364 13, IO	6.000%	9/25/35	265,154	52,649
Federal National Mortgage Association (FNMA), 383 18, IO	5.500%	1/25/38	411,651	73,059
Federal National Mortgage Association (FNMA), 383 20, IO	5.500%	7/25/37	286,338	51,673
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	222,282	38,327
Federal National Mortgage Association (FNMA), 407 42, IO	6.000%	1/25/38	175,749	29,922
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	1,849,066	346,027
Federal National Mortgage Association (FNMA) STRIPS, 362 6, IO	5.000%	8/25/35	4,848,010	781,008
Federal National Mortgage Association (FNMA) STRIPS, 409 C14, IO	3.500%	4/25/42	37,439,594	7,878,096
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	4,030,000	3,932,454	(a)
Government National Mortgage Association (GNMA), 2002-057 FK	0.654%	8/16/32	1,057,967	1,063,814	(a)
Government National Mortgage Association (GNMA), 2003-094 SD, IO	6.406%	7/16/33	57,382	10,151	(a)
Government National Mortgage Association (GNMA), 2004-059 FP	0.454%	8/16/34	1,636,501	1,637,738	(a)
Government National Mortgage Association (GNMA), 2004-081 SK, IO	6.046%	10/16/34	1,926,041	397,829	(a)
Government National Mortgage Association (GNMA), 2006-025 SI, IO, PAC	6.547%	5/20/36	1,586,452	227,119	(a)
Government National Mortgage Association (GNMA), 2007-017 IB, IO	6.097%	4/20/37	10,379,719	1,932,719	(a)
Government National Mortgage Association (GNMA), 2007-045 QB, IO	6.447%	7/20/37	2,157,947	299,236	(a)
Government National Mortgage Association (GNMA), 2009-104 KS, IO, PAC	6.346%	8/16/39	2,847,184	205,259	(a)
Government National Mortgage Association (GNMA), 2009-H01 FA	1.304%	11/20/59	2,156,391	2,213,260	(a)
Government National Mortgage Association (GNMA), 2010-004 SI, IO	5.946%	11/16/34	4,702,638	927,407	(a)
Government National Mortgage Association (GNMA), 2010-009 UI, IO	5.000%	1/20/40	45,933,042	10,296,057
Government National Mortgage Association (GNMA), 2010-013, IO	0.458%	11/16/51	44,533,536	1,056,580	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.347%	3/20/39	183,183	23,855	(a)
Government National Mortgage Association (GNMA), 2010-041 HI, IO	5.000%	6/20/36	2,402,368	109,208
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.327%	4/20/40	37,088	6,165	(a)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	3,700,000	4,003,126
Government National Mortgage Association (GNMA), 2010-059 SM, IO	5.846%	5/16/40	1,626,056	318,459	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.497%	1/20/40	$100,118	$17,974	(a)
Government National Mortgage Association (GNMA), 2010-099 NI, IO, PAC-1	4.500%	9/20/37	1,400,000	157,274
Government National Mortgage Association (GNMA), 2010-102, IO	1.007%	6/16/52	3,797,321	180,310	(a)
Government National Mortgage Association (GNMA), 2010-109 CI, IO, PAC-1	4.500%	12/20/37	1,112,845	135,207
Government National Mortgage Association (GNMA), 2010-109 MI, IO, PAC-1	4.500%	10/20/37	2,275,972	219,429
Government National Mortgage Association (GNMA), 2010-118, IO	0.865%	4/16/53	9,433,653	394,666	(a)
Government National Mortgage Association (GNMA), 2010-151 AI, IO	4.500%	5/20/37	17,539,939	2,426,289
Government National Mortgage Association (GNMA), 2010-157 LS, IO, PAC	6.387%	4/20/38	5,404,826	737,934	(a)
Government National Mortgage Association (GNMA), 2010-168 MI, IO, PAC	4.500%	7/20/37	2,870,906	221,544
Government National Mortgage Association (GNMA), 2010-H02 FA	0.835%	2/20/60	6,135,350	6,211,871	(a)
Government National Mortgage Association (GNMA), 2011-002 NS, IO, PAC	5.926%	3/16/39	984,915	115,790	(a)
Government National Mortgage Association (GNMA), 2011-040 EI, IO	4.000%	12/16/25	1,164,316	96,866
Government National Mortgage Association (GNMA), 2011-040 MI, IO, PAC-1	4.500%	1/16/38	2,115,585	128,704
Government National Mortgage Association (GNMA), 2011-070 PO, PO	0.000%	5/16/41	8,756,128	7,082,134
Government National Mortgage Association (GNMA), 2011-113 PQ	5.000%	6/20/39	2,800,000	3,074,110
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	1,600,000	1,748,261
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.937%	9/16/46	28,338,613	1,427,260	(a)
Government National Mortgage Association (GNMA), 2012-013 SK, IO	6.497%	2/20/41	5,730,213	795,207	(a)
Government National Mortgage Association (GNMA), 2012-021 QS, IO, PAC	6.497%	2/20/42	9,472,968	2,046,683	(a)
Government National Mortgage Association (GNMA), 2012-038 MI, IO, PAC	4.000%	3/20/42	28,449,855	5,855,939
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.916%	3/16/49	12,727,069	752,093	(a)
Government National Mortgage Association (GNMA), 2012-051 GI, IO, PAC	3.500%	7/20/40	3,194,307	510,048
Government National Mortgage Association (GNMA), 2012-087 IO, IO	0.922%	8/16/52	77,016,680	4,967,691	(a)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.855%	2/16/53	20,791,195	1,320,667	(a)
Government National Mortgage Association (GNMA), 2012-114 IO, IO	1.031%	1/16/53	5,531,961	476,980	(a)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.860%	2/16/53	9,616,415	683,818	(a)
Government National Mortgage Association (GNMA), 2012-128 IE, IO	3.500%	10/16/42	16,017,759	3,674,178
Government National Mortgage Association (GNMA), 2012-136 BI, IO	3.500%	11/20/42	5,194,856	1,190,839
Government National Mortgage Association (GNMA), 2013-005 BI, IO	3.500%	1/20/43	14,996,101	3,400,783
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	4,018,990	903,062

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Government National Mortgage Association (GNMA), 2013-010 BI, IO	3.500%	1/16/43	$9,916,574	$2,232,714
Government National Mortgage Association (GNMA), 2013-027 PZ, PAC-11	3.500%	2/20/43	1,008,433	888,813
Government National Mortgage Association (GNMA), 2013-037 JZ, PAC-11	3.500%	3/20/43	1,139,182	1,001,774
Government National Mortgage Association (GNMA), 2013-054 JZ, PAC-11	3.500%	4/20/43	835,352	743,771
Government National Mortgage Association (GNMA), 2013-062 IP, IO	4.500%	7/20/40	8,675,569	1,515,190
Government National Mortgage Association (GNMA), 2013-082 IE, IO	3.500%	5/20/43	2,615,805	603,396
Government National Mortgage Association (GNMA), 2013-082 IG, IO	3.500%	5/20/43	3,454,099	837,250
Government National Mortgage Association (GNMA), 2013-082 IT, IO, PAC	3.500%	5/20/43	4,916,479	1,080,423
Government National Mortgage Association (GNMA), 2013-088 SL, IO	4.097%	5/20/43	5,401,395	548,983	(a)
Government National Mortgage Association (GNMA), 2013-090 PI, IO, PAC-1	3.500%	10/20/41	13,807,697	2,044,790
Government National Mortgage Association (GNMA), 2013-107 ID, IO	0.862%	11/16/47	28,478,227	1,781,527	(a)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	6,747,504	5,438,161
Government National Mortgage Association (GNMA), 2013-119 TZ	3.000%	8/20/43	10,329,920	8,808,287
Government National Mortgage Association (GNMA), 2013-138 IO, IO	0.766%	11/16/54	37,990,841	1,995,564	(a)
Government National Mortgage Association (GNMA), 2013-142 IO, IO	0.983%	9/16/51	14,924,187	1,138,954	(a)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	7,536,897	566,864	(a)
Government National Mortgage Association (GNMA), 2013-147 QS, IO, PAC	6.597%	12/20/39	2,041,924	370,504	(a)
Government National Mortgage Association (GNMA), 2013-152 HS, IO, PAC	6.547%	6/20/43	18,481,596	3,735,805	(a)
Government National Mortgage Association (GNMA), 2013-157 IA, IO	3.500%	4/20/40	12,574,755	2,091,904
Government National Mortgage Association (GNMA), 2013-163, IO	1.215%	2/16/46	19,463,800	1,578,467	(a)
Government National Mortgage Association (GNMA), 2013-175 IO, IO	0.989%	5/16/55	28,972,120	1,833,950	(a)
Government National Mortgage Association (GNMA), 2014-001 IO, IO	0.885%	9/16/55	49,451,568	2,955,522	(a)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.036%	6/16/55	15,092,157	1,068,472	(a)
Government National Mortgage Association (GNMA), 2014-025 VI, IO	5.000%	2/20/44	6,143,788	1,195,722
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.382%	2/16/48	8,207,130	657,699	(a)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.038%	9/16/55	8,080,890	598,382	(a)
Government National Mortgage Association (GNMA), 2014-091 SB, IO	5.446%	6/16/44	5,547,269	865,782	(a)
GS Mortgage Securities Trust, 2006-GG6 C	5.757%	4/10/38	870,000	873,853	(a)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	822,000	845,004
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.332%	6/25/34	2,010,731	1,839,192	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	2,547,059	2,156,781	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.505%	1/25/36	3,256,689	2,779,896	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.555%	4/25/36	3,102,573	2,638,466	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
HarborView Mortgage Loan Trust, 2006-07 2A1A	0.353%	9/19/46	$560,807	$438,691	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.895%	12/25/34	4,182,770	4,022,258	(a)
HSI Asset Loan Obligation Trust, 2006-2 1A8, IO	6.476%	12/25/36	11,669,374	2,662,379	(a)
IMPAC CMB Trust, 2004-07 1A1	0.895%	11/25/34	611,161	595,457	(a)
IMPAC CMB Trust, 2004-10 3A1	0.855%	3/25/35	570,891	549,599	(a)
IMPAC CMB Trust, 2007-A A	0.405%	5/25/37	1,034,554	1,019,817	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.955%	11/25/34	102,559	102,410	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.475%	3/25/36	452,317	333,201	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.477%	3/25/35	270,416	270,551	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.666%	10/25/35	676,142	590,205	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	850,000	875,135
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,430,000	1,232,687
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,699,771	1,687,851	(a)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.332%	7/15/40	4,160,000	4,319,264	(a)
Lehman Mortgage Trust, 2006-4 2A2, IO	6.946%	8/25/36	6,480,042	1,618,591	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.476%	2/25/37	20,049,771	5,514,319	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.345%	5/25/46	726,711	595,129	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.178%	12/25/34	17,277	16,773	(a)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.365%	4/25/46	1,110,820	860,114	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.355%	5/25/47	280,459	220,813	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.759%	5/25/36	847,748	808,227	(a)(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	2,000,000	1,954,613	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.711%	8/25/34	253,870	251,696	(a)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.225%	6/25/36	55,380	29,742	(a)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.345%	9/25/46	387,643	333,770	(a)
Prime Mortgage Trust, 2006-CL1 A1	0.655%	2/25/35	380,756	362,631	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	2,098,319	2,117,340	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.504%	5/25/35	47,070	47,421	(a)
Residential Accredit Loans Inc., 2007-QO4 A1	0.355%	5/25/47	1,853,444	1,552,131	(a)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.345%	5/25/47	1,484,646	1,242,067	(a)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.718%	8/25/35	6,790,850	5,543,269	(a)
Structured ARM Loan Trust, 2004-10 3A2	2.453%	8/25/34	1,997,430	1,975,133	(a)
Structured ARM Loan Trust, 2005-02 A2	0.405%	2/25/35	317,050	277,367	(a)
Structured ARM Loan Trust, 2005-05 A3	0.385%	5/25/35	102,913	102,642	(a)
Structured ARM Loan Trust, 2005-11 3A	2.457%	5/25/35	2,154,120	2,058,445	(a)
Structured Asset Mortgage Investments Inc., 2005-AR8 A1A	0.435%	2/25/36	4,863,354	3,918,361	(a)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.335%	7/25/46	278,471	228,282	(a)
Structured Asset Securities Corp., 2003-26A 3A5	2.434%	9/25/33	778,921	784,636	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.505%	3/25/35	308,221	261,274	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.505%	4/25/35	8,422,813	7,068,147	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.505%	6/25/35	458,008	374,095	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.055%	3/25/44	54,193	49,531	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.036%	9/25/37	44,693	46,702	(a)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.404%	3/16/30	1,692,904	1,453,837	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 60.7% (continued)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	$860,000	$876,006	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.475%	8/25/45	1,332,894	1,282,884	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.445%	10/25/45	108,744	104,658	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.425%	12/25/45	769,662	722,304	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.445%	12/25/45	87,154	82,840	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.077%	8/25/46	4,642,006	3,234,188	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR07 2A	1.097%	7/25/46	312,819	271,418	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.867%	6/25/47	537,320	471,874	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.444%	6/25/33	147,018	149,676	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $504,194,905)				520,956,609

ASSET-BACKED SECURITIES - 9.9%
ACE Securities Corp., 2004-HE4 M2	1.130%	12/25/34	3,282,580	3,212,495	(a)
ACE Securities Corp., 2004-OP1 M1	0.935%	4/25/34	1,063,710	1,016,105	(a)
ACE Securities Corp., 2006-GP1 A	0.415%	2/25/31	35,335	33,693	(a)
ACE Securities Corp., 2006-SD1 A1B	0.505%	2/25/36	144,367	143,861	(a)
ACE Securities Corp., 2006-SL2 A	0.495%	1/25/36	1,147,434	202,509	(a)
Ameriquest Mortgage Securities Inc., 2002-C M1	3.530%	11/25/32	2,809,687	2,763,364	(a)
Argent Securities Inc., 2004-W6 AF	4.123%	5/25/34	857,015	871,084
Bayview Financial Acquisition Trust, 2006-B 2A4	0.422%	4/28/36	296,405	288,907	(a)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	35,568	36,909	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.485%	7/25/36	938,174	696,136	(a)(b)
Countrywide Home Equity Loan Trust, 2004-I A	0.444%	2/15/34	437,435	400,576	(a)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.294%	7/15/36	122,489	104,360	(a)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.705%	3/25/33	3,878,844	3,730,583	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.605%	12/25/42	1,070,809	1,015,708	(a)(b)
Fremont Home Loan Trust, 2002-1 M1	1.405%	8/25/33	3,425,532	3,181,302	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.365%	11/25/36	304,578	262,932	(a)
GSAA Home Equity Trust, 2007-4 A2	0.355%	3/25/37	2,660,527	1,430,010	(a)
GSAMP Trust, 2003-SEA A1	0.555%	2/25/33	140,007	131,744	(a)
GSAMP Trust, 2004-SEA2 M2	1.405%	3/25/34	7,000,000	6,551,440	(a)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	6,198,579	6,317,105
Indymac Seconds Asset Backed Trust, 2006-A A	0.415%	6/25/36	349,709	84,762	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.980%	9/25/31	829,119	759,401	(a)
Morgan Stanley ABS Capital I, 2002-HE3 M1	1.805%	3/25/33	2,798,902	2,647,711	(a)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.455%	3/25/36	496,733	320,149	(a)
New Century Home Equity Loan Trust, 2003-B M2	2.630%	11/25/33	10,197	9,783	(a)
Novastar Home Equity Loan, 2003-2 A2	0.835%	9/25/33	236,544	233,695	(a)
Park Place Securities Inc., 2004-WCW1 M3	2.030%	9/25/34	3,343,000	3,052,600	(a)
Quest Trust, 2005-X1 M2	0.955%	3/25/35	4,396,639	4,249,567	(a)(b)
RAAC Series, 2005-SP2 2A	0.455%	6/25/44	2,818,304	2,476,881	(a)
RAAC Series, 2006-RP2 A	0.405%	2/25/37	51,698	51,169	(a)(b)
RAAC Series, 2006-RP3 A	0.425%	5/25/36	989,295	884,880	(a)(b)
Renaissance Home Equity Loan Trust, 2003-3 A	0.655%	12/25/33	503,581	490,959	(a)
Residential Asset Securities Corp., 2004-KS9 AI5	5.330%	10/25/34	1,947,702	1,598,756
SACO I Trust, 2006-4 A1	0.495%	3/25/36	278,564	398,677	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 9.9% (continued)
SACO I Trust, 2006-6 A	0.415%	6/25/36	$431,225	$699,523	(a)
SACO I Trust, 2006-7 A1	0.415%	7/25/36	84,296	130,274	(a)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	9,360,000	7,488,000	(b)(c)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	22,179	9,687,363	(b)(c)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/24	2,500	12,581,250	(b)(c)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.835%	1/25/33	293,115	286,727	(a)
Structured Asset Securities Corp., 2002-BC1 M2	3.605%	8/25/32	4,192,238	3,986,051	(a)
Structured Asset Securities Corp., 2006-ARS1 A1	0.375%	2/25/36	1,454,158	90,557	(a)(b)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.585%	3/25/37	183,821	180,383	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $82,334,315)				84,779,941

MORTGAGE-BACKED SECURITIES - 25.2%
FHLMC - 2.5%
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	7/1/20	3,970	4,164
Federal Home Loan Mortgage Corp. (FHLMC)	9.500%	1/1/21	133,804	144,625
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	8/1/33	574,969	643,013
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/1/43	19,369,806	20,501,894
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	11/1/15-2/1/16	20,760	20,952
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/16-6/1/16	116,237	119,794
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	152,791	159,803
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	12/1/19	1,979	1,996
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	41,661	46,460

Total FHLMC				21,642,701

FNMA - 19.6%
Federal National Mortgage Association (FNMA)	12.500%	9/20/15-1/15/16	56	56
Federal National Mortgage Association (FNMA)	12.000%	1/1/16-1/15/16	1,181	1,195
Federal National Mortgage Association (FNMA)	5.500%	5/1/16-12/1/16	97,647	103,325
Federal National Mortgage Association (FNMA)	6.500%	7/1/16	6,318	6,505
Federal National Mortgage Association (FNMA)	5.000%	2/1/18-12/1/18	328,964	347,423
Federal National Mortgage Association (FNMA)	8.500%	8/1/19-10/1/30	161,149	185,301
Federal National Mortgage Association (FNMA)	11.500%	9/1/19	19	19
Federal National Mortgage Association (FNMA)	10.500%	8/1/20	2,075	2,326
Federal National Mortgage Association (FNMA)	7.500%	8/1/29-4/1/32	435,708	486,640
Federal National Mortgage Association (FNMA)	2.500%	10/20/29	19,000,000	19,108,359	(d)
Federal National Mortgage Association (FNMA)	4.000%	9/1/33-10/1/33	8,529,748	9,110,388
Federal National Mortgage Association (FNMA)	4.500%	3/1/38-6/1/41	2,972,034	3,230,547
Federal National Mortgage Association (FNMA)	3.000%	1/1/43-7/1/43	13,918,039	13,747,481
Federal National Mortgage Association (FNMA)	3.500%	10/14/44-11/13/44	41,400,000	42,295,110	(d)
Federal National Mortgage Association (FNMA)	4.000%	10/14/44	75,500,000	79,568,743	(d)

Total FNMA				168,193,418

GNMA - 3.1%
Government National Mortgage Association (GNMA)	8.500%	6/15/25	80,722	97,481
Government National Mortgage Association (GNMA)	7.500%	4/15/29-10/15/31	213,055	230,519
Government National Mortgage Association (GNMA)	6.000%	11/15/32	1,002,096	1,162,577
Government National Mortgage Association (GNMA)	4.500%	2/15/40	3,427,876	3,758,878
Government National Mortgage Association (GNMA)	5.000%	4/15/40-5/20/41	14,693,503	16,336,700

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - 3.1% (continued)
Government National Mortgage Association (GNMA)	1.979%	6/20/60	$4,689,681	$4,978,253	(a)
Government National Mortgage Association (GNMA) II	1.210%	8/20/58	117,944	120,107	(a)

Total GNMA				26,684,515

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $214,763,223)				216,520,634

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.7%
U.S. Government Obligations - 4.7%
U.S. Treasury Notes (Cost - $39,533,786)	2.750%	2/15/24	39,640,000	40,578,358

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Federal National Mortgage Association (FNMA), Put @ $103.66 (Cost - $156,250)		12/4/14	62,500,000	133,380	(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $840,982,479)				862,968,922

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 15.9%
U.S. Government Agencies - 9.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	11/12/14	12,000,000	11,998,880	(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.087%	12/10/14	15,235,000	15,234,848	(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.058%	3/25/15	20,000,000	19,998,060	(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.140%	6/1/15	30,500,000	30,490,728	(e)

Total U.S. Government Agencies (Cost - $77,696,841)				77,722,516

Repurchase Agreements - 6.8%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/14; Proceeds at maturity - $58,800,008; (Fully collateralized by U.S. government obligations, 0.750% due 2/28/18; Market value - $59,975,999) (Cost - $58,800,000)	0.005%	10/1/14	58,800,000	58,800,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $136,496,841)				136,522,516

TOTAL INVESTMENTS - 116.4% (Cost - $977,479,320#)				999,491,438
Liabilities in Excess of Other Assets - (16.4)%				(140,682,373)

TOTAL NET ASSETS - 100.0%				$858,809,065

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(e)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE BACKED SECURITIES FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL AMOUNT	VALUE
Interest rate swaption with JPMorgan Securities Inc., Put (Premiums received - $156,250)	12/4/14	2.89%	$33,750,000	$160,705

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Backed Securities Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$520,956,609	—	$520,956,609
Asset-backed securities	—	72,198,691	$12,581,250	84,779,941
Mortgage-backed securities	—	216,520,634	—	216,520,634
U.S. government & agency obligations	—	40,578,358	—	40,578,358
Purchased options	—	133,380	—	133,380

Total long-term investments	—	$850,387,672	$12,581,250	$862,968,922

Short-term investments†	—	136,522,516	—	136,522,516

Total investments	—	$986,910,188	$12,581,250	$999,491,438

Other financial instruments:
Futures contracts	$521,715	—	—	$521,715
OTC total return swaps‡	—	$177,085	—	177,085

Total other financial instruments	$521,715	$177,085	—	$698,800

Total	$521,715	$987,087,273	$12,581,250	$1,000,190,238

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$160,705	—	$160,705
Futures contracts	$262,162	—	—	262,162

Total	$262,162	$160,705	—	$422,867

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2013	—	$1,700,090	$1,700,090
Accrued premiums/discounts	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	—	26,931	26,931
Purchases	$12,581,250	3,544	12,584,794
Sales	—	(152,098)	(152,098)
Transfers into Level 3	—	—	—
Transfers out of Level 3(2)	—	(1,578,467)	(1,578,467)

Balance as of September 30, 2014	$12,581,250	—	$12,581,250

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Notes to Schedule of Investments (unaudited) (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2014, the Fund held written options with credit related contingent features which had a liability position of $160,705. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$41,012,656
Gross unrealized depreciation	(19,000,538)

Net unrealized appreciation	$22,012,118

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	150	6/16	$36,849,863	$36,875,625	$25,762
U.S. Treasury 10-Year Notes	633	12/14	79,011,417	78,897,516	(113,901)
U.S. Treasury Long-Term Bonds	55	12/14	7,533,991	7,584,844	50,853
U.S. Treasury Ultra Long-Term Bonds	156	12/14	23,817,304	23,790,000	(27,304)

					$(64,590)

Contracts to Sell:
90-Day Eurodollar	150	6/18	36,243,263	36,348,750	(105,487)
U.S. Treasury 2-Year Notes	505	12/14	110,500,624	110,516,094	(15,470)
U.S. Treasury 5-Year Notes	1,229	12/14	145,783,952	145,338,852	445,100

					$324,143

Net unrealized appreciation on open futures contracts					$259,553

During the period ended September 30, 2014, written option transactions for the Fund were as follows:

	Contracts/Notional Amount	Premiums
Written options, outstanding as of December 31, 2013	306	$539,287
Options written	283,750,000	2,421,875
Options closed	(125,000,306)	(1,672,099)
Options exercised	(125,000,000)	(1,132,813)
Options expired	—	—

Written options, outstanding as of September 30, 2014	33,750,000	$156,250

At September 30, 2014, the Fund held TBA securities with a total cost of $141,086,820.

At September 30, 2014, the Fund had the following open swap contracts:

OTC TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Deutsche Bank Securities Inc.	$7,046,377	1/12/41	1-Month LIBOR	IOS.FN30.500.10	$36,852	$(7,260)

Notes to Schedule of Investments (unaudited) (continued)

Bank of America Securities LLC	7,398,248	1/12/40	1-Month LIBOR	IOS.FN30.500.09	(7,411)	33,863
Goldman Sachs Group Inc.	24,128,504	1/12/41	1-Month LIBOR	IOS.FN30.500.10	(141,089)	242,420
JP Morgan Securities Inc.	5,512,420	1/12/40	1-Month LIBOR	IOS.FN30.500.09	18,296	1,414

Total	$44,085,549				$(93,352)	$270,437

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$133,380	$(160,705)	$521,715	$(262,162)	$177,085	$409,313

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$642,523
Written options	953,451
Futures contracts (to buy)	142,134,770
Futures contracts (to sell)	231,964,876

Average Notional Balance
Interest rate swap contracts†	$7,500,000
Total return swap contracts	46,527,825

†	At September 30, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014